CLEARBRIDGE GLOBAL INFRASTRUCTURE INCOME FUND

Schedule of investments (unaudited)	December 31, 2019

SECURITY	SHARES	VALUE
COMMON STOCKS - 97.7%
COMMUNICATION SERVICES - 0.5%
Media - 0.5%
Eutelsat Communications SA	7,723	$125,622	(a)

ENERGY - 10.5%
Oil, Gas & Consumable Fuels - 10.5%
Enbridge Inc.	25,554	1,016,020
Gibson Energy Inc.	26,574	544,147
Pembina Pipeline Corp.	9,508	352,409
Williams Cos. Inc.	31,439	745,733

Total Energy		2,658,309

FINANCIALS - 1.8%
Mortgage Real Estate Investment Trusts (REITs) - 1.8%
CFE Capital S de RL de CV	315,400	458,733

INDUSTRIALS - 10.5%
Transportation Infrastructure - 10.5%
Atlas Arteria Ltd.	51,501	283,166	(a)
China Merchants Port Holdings Co. Ltd.	453,799	768,821	(a)
Grupo Aeroportuario del Pacifico SAB de CV, Class B Shares	37,300	443,378
Sydney Airport	45,288	275,931	(a)
Transurban Group	85,118	892,500	(a)

Total Industrials		2,663,796

REAL ESTATE - 2.1%
Equity Real Estate Investment Trusts (REITs) - 2.1%
Crown Castle International Corp.	3,649	518,706

UTILITIES - 72.3%
Electric Utilities - 33.0%
AusNet Services	677,329	807,679	(a)
Duke Energy Corp.	5,483	500,104
EDP - Energias de Portugal SA	178,751	774,903	(a)
Emera Inc.	21,381	918,599
Hydro One Ltd.	64,883	1,253,141
Red Electrica Corp. SA	59,420	1,195,246	(a)
Spark Infrastructure Group	482,194	708,769	(a)
SSE PLC	42,013	804,966	(a)
Terna Rete Elettrica Nazionale SpA	120,644	807,226	(a)
Transmissora Alianca de Energia Eletrica SA	76,300	591,402

Total Electric Utilities		8,362,035

See Notes to Schedule of Investments.

ClearBridge Global Infrastructure Income Fund 2019 Quarterly Report	1

CLEARBRIDGE GLOBAL INFRASTRUCTURE INCOME FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2019

SECURITY		SHARES	VALUE
Gas Utilities - 8.6%
AltaGas Ltd.		30,982	$471,929
APA Group		89,630	699,998	(a)
Snam SpA		191,560	1,009,342	(a)

Total Gas Utilities			2,181,269

Independent Power and Renewable Electricity Producers - 12.3%
Atlantica Yield PLC		29,867	788,190
Clearway Energy Inc., Class C Shares		34,190	682,091
NextEra Energy Partners LP		12,717	669,550
Pattern Energy Group Inc., Class A Shares		10,176	272,259
TerraForm Power Inc., Class A Shares		46,631	717,651

Total Independent Power and Renewable Electricity Producers			3,129,741

Multi-Utilities - 8.2%
Dominion Energy Inc.		12,292	1,018,024
National Grid PLC		85,169	1,070,313	(a)

Total Multi-Utilities			2,088,337

Water Utilities - 10.2%
Aguas Andinas SA, Class A Shares		1,635,550	693,850
Pennon Group PLC		28,418	386,827	(a)
Severn Trent PLC		16,410	547,661	(a)
United Utilities Group PLC		76,033	955,025	(a)

Total Water Utilities			2,583,363

TOTAL UTILITIES			18,344,745

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $22,831,483)			24,769,911

RATE
SHORT-TERM INVESTMENTS - 2.1%
Invesco Government & Agency Portfolio, Institutional Class (Cost - $526,820)	1.511%	526,820	526,820

TOTAL INVESTMENTS - 99.8% (Cost - $23,358,303)			25,296,731
Other Assets in Excess of Liabilities - 0.2%			62,036

TOTAL NET ASSETS - 100.0%			$25,358,767

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

2	ClearBridge Global Infrastructure Income Fund 2019 Quarterly Report

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Global Infrastructure Income Fund (prior to February 1, 2020, known as RARE Global Infrastructure Income Fund, and prior to December 19, 2019, known as RARE Global Infrastructure Value Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

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Notes to Schedule of Investments (unaudited) (cont’d)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to Schedule of Investments (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)*	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Common Stocks:
Communication Services	—	$125,622	—	$125,622
Industrials	$443,378	2,220,418	—	2,663,796
Utilities	8,576,790	9,767,955	—	18,344,745
Other Common Stocks	3,635,748	—	—	3,635,748

Total Long-Term Investments	12,655,916	12,113,995	—	24,769,911

Short-Term Investments†	526,820	—	—	526,820

Total Investments	$13,182,736	$12,113,995	—	$25,296,731

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

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